FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):             December 8, 1997
                                                  ----------------------------


                             NONA MORELLI'S II INC.
             (Exact name of registrant as specified in its charter.)


                                    Colorado
                    (State of incorporation or organization)


                  0-18377                              84-1126818
         (Commission File Number)          (I.R.S. Employee Identification No.)


           4695 MacArthur Court, Suite 530, Newport Beach, California
                    (Address of principal executive offices)

                                      92660
                                   (Zip Code)

Registrant's telephone number, including area code:     (714) 833-5381
                                                    ---------------------------


                2 Park Plaza, Suite 470, Irvine, California 92614
         (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant

                  N/A


Item 2.           Acquisition or Disposition of Assets

                  N/A


Item 3.           Bankruptcy or Receivership

                  N/A


Item 4.           Changes in Registrant's Certifying Accountant

                  N/A


Item 5.           Other Events

                  On December 8, 1997, the Registrant relocated its executive office from Irvine, California to 4695 MacArthur Court, Suite 530, Newport Beach, California 92660.


Item 6.           Resignation of Registrant's Directors

                  N/A


Item 7.           Financial Statements and Exhibits

                  (a)      Financial Statements - None

                  (b)      Proforma Financial Statements - None

                  (c)      Exhibits - None

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Item 8.           Change in Registrant's Fiscal Year

                  N/A



                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NONA MORELLI'S INC.
                                        (Registrant)



Dated:  December 16, 1997               By:  /s/  Fred G. Luke
                                                  -----------------------------
                                                  Fred G. Luke, CEO

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